UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:         6/30/09

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard Global Total
Return & Income
Fund, Inc.
Semi-Annual Report

J U N E  3 0 ,  2 0 0 9

Lazard Global Total Return & Income Fund, Inc.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this semi-annual report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the period ended June 30, 2009. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the year-to-date, the Fund’s net asset value (“NAV”) performance lagged its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”), in a period of global market strength. However, we are pleased with LGI’s favorable NAV performance since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2009)

For the second quarter of 2009, the Fund’s NAV increased 19.7%, underperforming the Index return of 20.8%. The year-to-date NAV return (ended June 30, 2009) of 3.5% also lagged the Index return of 6.4%. However, over the last year, the NAV loss of 24.9% outperformed the Index decline of 29.5%. Similarly, the Fund’s since inception annualized NAV gain of 2.0% has also outpaced the Index, which gained 0.1% over the same period. Shares of LGI ended the second quarter of 2009 with a market price of $12.20, representing a 15.8% discount to the Fund’s NAV of $14.48.

The Fund’s net assets were $139.0 million as of June 30, 2009, with total leveraged assets of $169.4 million, representing a 17.9% leverage rate. This leverage rate is an increase from the level at the end of the first quarter (of 10.9%), but well below the Fund’s historical level since inception (of approximately 30%). During the fourth quarter of 2008, as risk aversion and global U.S. dollar demand spiraled upwards, we significantly reduced the Fund’s leverage because elevated correlations within the currency and debt portfolio (from which the Fund’s leverage is derived) relative to historical levels impeded the volatility-dampening benefits of diversification. However, as volatility and correlations have significantly receded, we increased exposure to the Fund’s currency and debt portfolio during the second quarter of 2009.

We believe that LGI’s investment thesis remains sound, as demonstrated by the Fund’s favorable relative performance since inception. Within the global equity portfolio, an underweight position in the utilities sector and stock selection in consumer staples and telecom services helped performance during the quarter, while an overweight position and stock selection in the health care sector and stock selection in the consumer discretionary and information technology sectors detracted from performance. The smaller, short-duration1 emerging market currency and debt portion of the Fund has managed to produce a very strong positive performance during the second quarter in a recovering global market environment. This portfolio has also been a positive contributor to performance for the Fund since inception.

As of June 30, 2009, 78.9% of the Fund’s total leveraged assets consisted of global equities and 20.1% consisted of emerging market currency and debt instruments, while the remaining 1.0% consisted of cash and other net assets.

Declaration of Distributions

Since our previous report to stockholders, the Fund’s Board of Directors authorized the declaration of distributions for April, May and June, each at a rate of $0.07594 per share on the Fund’s outstanding common stock. The annualized distribution amount equals 6.25% of the Fund’s net asset value per share as of December 31, 2008, which was $14.58. The current distribution rate is 7.5%, based on the annualized current distribution and the share price of $12.20 at the close of NYSE trading on June 30, 2009. It is expected that a substantial portion of the 2009 distributions will constitute a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-823-6300.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

Global Equity Portfolio
(78.9% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of New York Mellon, a U.S. based company that provides financial products and services for institutions and individuals worldwide; Nokia Corp., a Finland-based manufacturer of mobile telephones; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of June 30, 2009, 40.4% of these stocks were based in North America, 28.6% were based in Continental Europe (not including the United Kingdom), 20.0% were from the United Kingdom, 7.7% were from Japan, and 3.3% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2009, were financials (20.3%), which includes banks, insurance companies, and financial services companies, and health care (18.1%), a sector that encompasses industries involved in providing health care equipment, services, and technology. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, information technology, industrials, materials, and telecommunication services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.1% as of June 30, 2009.

Global Equity Markets Review
Stock markets rebounded strongly in April and May amid signs of stabilization in the global economy. In June, reality seemed to set in, and earlier optimism was tempered by concerns over the shape of the projected recovery. While all sectors displayed positive performance for the quarter, the sectors with the best performance were those that had been the hardest hit prior to the second quarter rally. The financials sector benefited from improving expectations and from continued stabilization in the credit markets, which assuaged earlier fears. The materials sector also witnessed strong gains due to increased demand from emerging markets, which displayed resilience amid the global recession. Meanwhile, defensive sectors such as health care and telecom services lagged, as investors rotated into more cyclical exposures on the back of recovery expectations. United States and European market sentiment improved following the results of stress tests on U.S. banks, which eased the fear of further systemic risk in the financials sector. While investors remained optimistic about a global recovery, they became wary of underlying fundamental weakness in the economy given the dearth of positive data. Aggressive spending programs by governments fueled concerns over the potential for higher inflation, which increased volatility in long-dated bond yields. The downgrade of the U.K.’s economic outlook by Standard & Poor’s was distressing, especially for economies with mounting budget deficits and public debts. Japanese stocks also performed strongly, as the Bank of Japan announced a cautiously upbeat outlook for its economy, although a weaker yen tempered the gain. The U.S. dollar also fell, as improved risk appetite turned investors toward the higher-yielding Australian and New Zealand dollars.

What Helped and What Hurt LGI
The Fund’s high exposure to the health care and information technology sectors detracted from performance. Shares of Roche fell as a much-anticipated clinical study for one of the company’s drugs did not demonstrate effectiveness in treating early-stage colon cancer. As we believed that shares of Roche remained attractively valued, and that potential synergies could still be realized from its acquisition of Genentech, this stock remained a high-conviction holding. In the information technology sector, recession concerns weighed on positions in IBM, Cisco Systems, and Hoya.

On a positive note, the Fund achieved positive relative performance from an underweight position in the utilities sector and from stock selection in consumer staples and telecom services.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Emerging Market Currency and Debt Portfolio
(20.1% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2009, this portfolio consisted of sovereign debt obligations (72.6%), forward currency contracts (20.6%), and structured notes (6.8%). The average duration of the emerging market currency and debt portfolio decreased from approximately 3.7 years in the first quarter to approximately 1.8 years during the second quarter, with an average yield on these instruments of 7.6%2 as of June 30, 2009.

Note, that during the fourth quarter of 2008, as risk aversion and global U.S. dollar demand spiraled upwards, we significantly reduced the Fund’s exposure to the currency and debt portfolio because we believed that elevated correlations relative to historical levels impeded the volatility-dampening benefits of diversification. While the exposure to this portfolio remains well below the Fund’s historical levels, we did increase our exposure in the second quarter of 2009 (from 10.3% of the Fund on March 31, 2009 to 20.1%) as volatility and correlations have significantly receded.

Emerging Market Currency and Debt Market Review
The second quarter saw a number of developments and a total turnaround in market sentiment. Several risk assets rebounded sharply from the total despair and indiscriminate sell-off prevalent during the two previous quarters, as policy steps, and better than expected macro data, offered some encouragement. Several key measures announced towards the end of the first quarter, notably quantitative easing by the Fed and the endorsement offered by the International Monetary Fund, in the form of the Flexible Credit Line to countries that it believed were conducting their monetary and fiscal policy appropriately, served to ease market jitters. Policy maker support for the banking system also meant that counterparty fears waned and this, coupled with the effect of the swap lines set up between global central banks, meant that the U.S. dollar scarcity that we observed in several emerging markets onshore also disappeared.

The U.S. Treasury’s record borrowing plans got the market’s attention and, as hopes of a recovery took hold, the 10-year Treasury sold off more than 100 basis points. While this, all else equal, did not favor the housing market, a slower pace of year-on-year declines in the housing market in the United States boosted hopes of a bottom in this critical area. Several key emerging countries with large dollar reserves made their concern about the direction of U.S. fiscal policy known, putting the U.S. dollar under pressure, and further improving sentiment in the commodity market, as they offered a potential choice for diversification for these funds. Another factor that offered encouragement was the decline in inventories, as this meant that demand had held up better than anticipated and production would now have to pick up to restock. As the quarter progressed, the market took a lot of heart from China’s aggressive fiscal stimulus, which in turn fed into rapid loan and fixed asset investment growth. This meant that China would once again become the key market for hard commodities, which benefited several emerging market countries.

What Helped and What Hurt LGI
Opportunistic additions to oversold markets offering compelling risk-adjusted value contributed solidly to the portfolio’s quarterly result. This included Hungarian bonds, as well as Poland, Indonesia, Israel, and Russian foreign exchange (“FX”) markets. We grew our exposure to large, closed economies such as India and Turkey, whose GDP is not heavily exposed to global trade cyclicality (i.e., they have low export/GDP ratios), which further aided performance, as volatility subsided and the relative high-yielding currencies of these countries gained favor. Chinese commodity stockpiling and the Fed’s quantitative easing (which induced investor’s inflation-hedge demand) buoyed commodity prices, helping export-oriented economies. FX additions in Russia, Chile, Zambia, and Kuwait and a doubled exposure to the Asian and Middle Eastern regions, also contributed to performance along with the reinstated Russian positions following the ruble’s devaluation of over 30%.

The powerful investor sentiment shift, which buoyed global risk assets, benefited some local currency mar-

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

kets that we believed faced structural financing and policy challenges, such as South Africa and Colombia, and to which we maintained no exposure. These two relatively high-yielding currencies attracted capital inflows during the second quarter, and rallied accordingly, and our lack of exposure hurt relative performance.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will not have been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

LGI at Market Price	$ 9,345
LGI at Net Asset Value	11,096
MSCI World Index	10,045

Average Annual Total Returns* Periods Ended June 30, 2009 (unaudited)

	One Year	Five Years	Since Inception**

Market Price	(26.13)%	1.79%	(1.30)%
Net Asset Value	(24.87)%	1.94%	2.03%
MSCI World Index	(29.50)%	0.03%	0.09%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index represents market value-weighted average returns of selected securities listed on the stock exchanges of Europe, Australasia and the Far East, New Zealand, Canada, and the United States. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2009 (unaudited)

Security	Value	Percentage of Net Assets

Microsoft Corp.	$7,758,528	5.6%
Johnson & Johnson	5,924,240	4.3
Diageo PLC Sponsored ADR	5,787,975	4.2
JPMorgan Chase & Co.	5,078,843	3.7
BP PLC Sponsored ADR	4,629,728	3.3
HSBC Holdings PLC Sponsored ADR	4,570,181	3.3
Singapore Telecommunications, Ltd. ADR	4,413,220	3.2
Heineken NV ADR	4,184,880	3.0
Cisco Systems, Inc.	4,108,256	3.0
International Business Machines Corp.	4,051,496	2.9

Portfolio Holdings Presented by Sector
June 30, 2009 (unaudited)

Sector	Percentage of Total Investments

Consumer Discretionary	2.4%
Consumer Staples	11.4
Emerging Markets Debt Obligations	16.6
Energy	9.4
Financials	16.8
Health Care	14.9
Industrials	3.0
Information Technology	14.1
Materials	3.2
Telecommunication Services	7.5
Short-Term Investment	0.7

Total Investments	100.0%

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments
June 30, 2009 (unaudited)

Description	Shares	Value

Common Stocks—96.2%
Finland—2.0%
Nokia Corp. Sponsored ADR	192,800	$2,811,024

France—7.3%
GDF Suez Sponsored ADR	75,981	2,845,488
Sanofi-Aventis ADR (c)	105,200	3,102,348
Societe Generale Sponsored ADR	72,000	783,360
Total SA Sponsored ADR	64,000	3,470,720

Total France		10,201,916

Ireland—1.6%
CRH PLC Sponsored ADR	98,300	2,263,849

Italy—1.2%
Eni SpA Sponsored ADR	36,350	1,723,354

Japan—7.4%
Canon, Inc. Sponsored ADR	44,700	1,454,091
Hoya Corp. Sponsored ADR	73,500	1,477,350
Mitsubishi UFJ Financial Group, Inc. ADR	528,000	3,241,920
Nomura Holdings, Inc. ADR	332,600	2,803,818
Sumitomo Mitsui Financial Group, Inc. ADR	321,200	1,288,012

Total Japan		10,265,191

Netherlands—3.0%
Heineken NV ADR	225,600	4,184,880

Singapore—3.2%
Singapore Telecommunications, Ltd. ADR (c)	217,400	4,413,220

Sweden—0.9%
Telefonaktiebolaget LM Ericsson Sponsored ADR	123,800	1,210,764

Switzerland—11.5%
Credit Suisse Group AG Sponsored ADR	73,400	3,356,582
Nestle SA Sponsored ADR	86,000	3,235,320
Novartis AG ADR	78,900	3,218,331
Roche Holding AG Sponsored ADR (c)	92,400	3,151,764
UBS AG (a)	107,587	1,313,637
Zurich Financial Services AG ADR	92,500	1,633,550

Total Switzerland		15,909,184

United Kingdom—19.2%
BP PLC Sponsored ADR	97,100	4,629,728
Cadbury PLC Sponsored ADR	72,128	2,481,203
Diageo PLC Sponsored ADR (c)	101,100	5,787,975
GlaxoSmithKline PLC Sponsored ADR	80,200	2,834,268

Description	Shares	Value

HSBC Holdings PLC Sponsored ADR	109,413	$4,570,181
Tesco PLC Sponsored ADR	153,200	2,668,744
Vodafone Group PLC Sponsored ADR	191,712	3,736,467

Total United Kingdom		26,708,566

United States—38.9%
Bank of New York Mellon Corp.	103,600	3,036,516
Bristol-Myers Squibb Co.	92,600	1,880,706
Cisco Systems, Inc. (a)	220,400	4,108,256
ConocoPhillips	32,900	1,383,774
Exxon Mobil Corp.	56,900	3,977,879
General Electric Co.	116,300	1,363,036
International Business Machines Corp.	38,800	4,051,496
Johnson & Johnson (c)	104,300	5,924,240
JPMorgan Chase & Co. (c)	148,896	5,078,843
Microsoft Corp.	326,400	7,758,528
Oracle Corp.	184,300	3,947,706
The Home Depot, Inc.	165,500	3,910,765
United Technologies Corp.	68,900	3,580,044
Wyeth	88,900	4,035,171

Total United States		54,036,960

Total Common Stocks
(Identified cost $161,074,713)		133,728,908

	Principal
	Amount
Description	(000) (d)	Value

Foreign Government
Obligations—17.3%
Brazil—2.7%
Brazil NTN-F:
10.00%, 07/01/10	2,641	1,356,329
10.00%, 01/01/12	4,500	2,350,610

Total Brazil		3,706,939

Ghana—0.3%
Ghanaian Government Bonds:
13.50%, 03/29/10	420	253,303
14.00%, 03/07/11	310	168,687

Total Ghana		421,990

Hungary—2.9%
Hungarian Government Bonds:
6.00%, 10/12/11	81,400	389,521
7.25%, 06/12/12	451,400	2,186,504
5.50%, 02/12/14	87,700	382,241
6.75%, 02/24/17	233,760	1,000,298

Total Hungary		3,958,564

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2009 (unaudited)

Description	Principal Amount (000) (d)	Value

Israel—1.3%
Israel Government Bonds:
5.00%, 03/31/13	2,433	$654,827
5.50%, 02/28/17	1,241	326,723
6.00%, 02/28/19	3,178	851,172

Total Israel		1,832,722

Mexico—2.3%
Mexican Bonos:
9.00%, 12/20/12	13,145	1,073,321
8.00%, 12/19/13	16,380	1,281,344
8.00%, 12/17/15	11,500	884,753

Total Mexico		3,239,418

Poland—4.8%
Polish Government Bonds:
0.00%, 07/25/11	21,507	6,089,289
4.75%, 04/25/12	1,872	580,217

Total Poland		6,669,506

Turkey—2.8%
Turkish Government Bonds:
14.00%, 01/19/11	3,375	2,256,133
10.00%, 02/15/12	2,384	1,592,086

Total Turkey		3,848,219

Uganda—0.2%
Uganda Government Bond,
10.00%, 04/01/10	676,000	325,171

Total Foreign Government Obligations
(Identified cost $23,554,982)		24,002,529

Description	Principal Amount (000) (d)	Value

Structured Notes—1.7%
Colombia—1.7%
JPMorgan Chase & Co.
Colombian Peso Linked Notes:
10.76%, 11/14/10 (e)	1,200	$1,095,096
14.13%, 03/05/15 (e)	1,638	1,231,858

Total Colombia		2,326,954

Total Structured Notes
(Identified cost $2,838,000)		2,326,954

Supranationals—0.4%
Zambia—0.4%
European Investment Bank,
12.25%, 02/26/10
(Identified cost $834,757)	3,050,000	571,005

Description	Shares	Value

Short-Term Investment—0.8%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $1,177,823) (f)	1,177,823	1,177,823

Total Investments—116.4%
(Identified cost $189,480,275) (b)		$161,807,219
Liabilities in Excess of Cash and
Other Assets—(16.4)%		(22,766,686)

Net Assets—100.0%		$139,040,533

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (continued)
June 30, 2009 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2009:

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	07/02/09	1,262,835	$633,000	$644,468	$11,468	$—
BRL	07/02/09	1,513,435	770,000	772,358	2,358	—
BRL	09/25/09	1,421,420	710,000	713,419	3,419	—
BRL	09/25/09	1,331,824	674,000	668,450	—	5,550
CLP	07/13/09	346,885,000	595,000	650,889	55,889	—
CLP	07/20/09	419,691,500	761,000	787,792	26,792	—
CNY	09/08/09	2,953,900	436,000	432,765	—	3,235
CNY	05/10/10	2,953,900	439,568	436,014	—	3,554
CNY	05/10/10	12,311,040	1,832,000	1,817,184	—	14,816
COP	08/26/09	1,045,160,000	424,000	483,263	59,263	—
EUR	07/06/09	818,929	1,150,677	1,148,838	—	1,839
EUR	07/13/09	1,063,500	1,459,813	1,491,945	32,132	—
EUR	07/13/09	1,408,000	1,877,005	1,975,231	98,226	—
EUR	10/07/09	1,832,081	2,471,020	2,569,611	98,591	—
EUR	11/06/09	317,000	419,423	444,604	25,181	—
EUR	12/17/09	929,000	1,253,407	1,302,919	49,512	—
GHC	09/22/09	420,000	285,036	261,601	—	23,435
GHC	12/21/09	757,000	491,878	438,206	—	53,672
GHC	01/15/10	193,000	122,735	109,607	—	13,128
GHC	03/25/10	667,000	373,774	359,989	—	13,785
HUF	11/30/09	21,972,600	108,000	109,881	1,881	—
IDR	07/14/09	6,026,930,000	518,000	588,873	70,873	—
IDR	07/17/09	7,107,040,000	688,000	693,946	5,946	—
IDR	08/20/09	8,866,260,000	842,000	859,279	17,279	—
IDR	09/04/09	12,335,875,000	1,189,000	1,191,603	2,603	—
IDR	09/24/09	3,434,700,000	321,000	330,238	9,238	—
IDR	10/14/09	6,216,000,000	518,000	594,996	76,996	—
IDR	10/14/09	1,905,750,000	175,000	182,419	7,419	—
ILS	07/13/09	3,111,579	789,000	791,789	2,789	—
ILS	07/20/09	2,620,277	664,000	666,790	2,790	—
ILS	07/27/09	2,475,625	625,000	629,999	4,999	—
ILS	08/13/09	2,917,093	738,000	742,423	4,423	—
INR	07/02/09	28,734,000	592,270	599,812	7,542	—
INR	07/13/09	63,355,600	1,331,000	1,321,388	—	9,612
INR	07/20/09	30,342,320	632,000	632,494	494	—
INR	07/20/09	15,930,720	333,000	332,080	—	920
INR	08/03/09	33,754,000	700,000	702,842	2,842	—
INR	08/26/09	56,417,270	1,183,000	1,172,735	—	10,265
INR	09/22/09	16,305,880	334,000	338,265	4,265	—
KWD	07/07/09	248,968	856,000	865,335	9,335	—
KWD	08/11/09	664,975	2,282,000	2,308,005	26,005	—
PEN	09/28/09	1,255,000	392,801	415,508	22,707	—
PLN	07/20/09	2,408,896	737,568	758,116	20,548	—
PLN	12/17/09	2,161,544	684,163	674,105	—	10,058
PLN	12/17/09	2,097,457	656,584	654,118	—	2,466
RUB	07/08/09	23,213,800	740,000	743,664	3,664	—
RUB	07/15/09	41,841,000	1,346,886	1,338,070	—	8,816
RUB	07/20/09	30,663,000	990,327	979,386	—	10,941
RUB	08/03/09	23,480,000	755,956	747,371	—	8,585
TRY	07/20/09	624,235	396,000	403,306	7,306	—
TWD	12/21/09	66,201,600	2,047,999	2,061,747	13,748	—

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Portfolio of Investments (concluded)
June 30, 2009 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2009 (concluded):

Forward Currency Purchase Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

UGX	08/26/09	787,722,000	$367,236	$374,339	$7,103	$—
UGX	09/18/09	621,276,000	276,000	291,999	15,999	—
UGX	12/23/09	867,180,000	388,000	392,109	4,109	—
ZMK	07/15/09	1,035,038,000	197,000	198,581	1,581	—
ZMK	07/27/09	2,428,656,000	456,000	462,968	6,968	—
ZMK	08/18/09	3,451,596,000	642,839	650,847	8,008	—
ZMK	12/18/09	4,124,706,000	762,000	727,458	—	34,542
ZMK	12/21/09	1,079,800,000	200,000	190,128	—	9,872
ZMK	01/11/10	699,665,000	124,717	121,842	—	2,875

Total Forward Currency Purchase Contracts			$44,759,682	$45,350,007	$832,291	$241,966

Forward Currency Sale Contracts open at June 30, 2009:

Forward Currency Sale Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	07/02/09	1,477,335	$745,000	$753,935	$—	$8,935
BRL	07/02/09	1,298,935	668,348	662,891	5,457	—
BRL	09/25/09	2,116,013	1,032,000	1,062,039	—	30,039
CNY	09/08/09	2,953,900	435,807	432,765	3,042	—
COP	08/26/09	1,363,980,000	508,000	630,680	—	122,680
COP	08/26/09	881,124,000	404,000	407,416	—	3,416
COP	09/25/09	3,392,853,000	1,552,793	1,561,387	—	8,594
COP	11/27/09	1,381,760,000	508,000	630,564	—	122,564
EUR	07/06/09	818,929	1,156,000	1,148,838	7,162	—
EUR	07/20/09	532,000	737,568	746,328	—	8,760
EUR	07/22/09	3,788,538	5,291,508	5,314,842	—	23,334
EUR	07/29/09	2,592,000	3,633,984	3,636,274	—	2,290
EUR	08/06/09	1,138,119	1,599,000	1,596,641	2,359	—
EUR	12/17/09	484,000	684,163	678,808	5,355	—
EUR	12/17/09	466,412	656,584	654,142	2,442	—
GHC	07/20/09	497,000	327,297	326,508	789	—
HUF	07/13/09	298,949,850	1,459,813	1,537,400	—	77,587
HUF	07/13/09	405,222,400	1,877,005	2,083,924	—	206,919
HUF	11/06/09	94,339,200	419,423	473,789	—	54,366
ILS	05/11/10	4,729,528	1,138,000	1,203,088	—	65,088
INR	07/02/09	28,734,000	597,256	599,812	—	2,556
JPY	12/21/09	195,580,196	2,044,641	2,035,029	9,612	—
MXN	07/06/09	8,165,000	587,832	619,690	—	31,858
MXN	07/07/09	14,485,632	1,088,000	1,099,240	—	11,240
MXN	07/07/09	14,280,990	1,058,000	1,083,711	—	25,711
MXN	08/03/09	7,018,758	531,000	530,528	472	—
PEN	09/28/09	1,255,000	413,850	415,508	—	1,658
PLN	10/07/09	8,208,271	2,471,020	2,569,841	—	98,821
PLN	12/17/09	4,259,001	1,253,407	1,328,223	—	74,816
PLN	09/09/09	2,288,410	607,941	717,693	—	109,752
TRY	07/15/09	2,444,176	1,570,000	1,581,014	—	11,014
ZMK	08/18/09	3,451,596,000	667,620	650,847	16,773	—

Total Forward Currency Sale Contracts			$37,724,860	$38,773,395	53,463	1,101,998

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts					$885,754	$1,343,964

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Portfolio of Investments
June 30, 2009 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $189,480,275, aggregate gross unrealized appreciation was $9,900,038, aggregate gross unrealized depreciation was $37,573,094, and the net unrealized depreciation was $27,673,056.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency unless otherwise specified.

(e)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2009, these securities amounted to 1.7% of net assets and are not considered to be liquid. Principal amount denominated in U.S. dollars. Rate shown reflects current yield as of June 30, 2009.

(f)	Rate shown reflects 7 day yield as of June 30, 2009.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F

Currency Abbreviations:
BRL	— Brazilian Real	JPY	— Japanese Yen
CLP	— Chilean Peso	KWD	— Kuwaiti Dinar
CNY	— Chinese Renminbi	MXN	— Mexican New Peso
COP	— Colombian Peso	PEN	— Peruvian New Sol
EUR	— Euro	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RUB	— Russian Ruble
HUF	— Hungarian Forint	TRY	— New Turkish Lira
IDR	— Indonesian Rupiah	TWD	— New Taiwan Dollar
ILS	— Israeli Shekel	UGX	— Ugandan Shilling
INR	— Indian Rupee	ZMK	— Zambian Kwacha

Portfolio holdings by industry (as percentage of net assets):

Industry
Alcohol & Tobacco	7.2%
Banking	15.4
Computer Software	8.4
Drugs	13.1
Energy Integrated	10.9
Financial Services	3.0
Food & Beverages	4.1
Gas Utilities	2.0
Housing	1.6
Insurance	1.2
Manufacturing	3.5
Medical Products	4.3
Retail	4.7
Semiconductors & Components	2.1
Technology Hardware	8.8
Telecommunications	5.9

Subtotal	96.2
Foreign Government Obligations	17.3
Structured Notes	1.7
Supranationals	0.4
Short-Term Investment	0.8

Total Investments	116.4%

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Assets and Liabilities
June 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost $189,480,275)	$161,807,219
Foreign currency, at value (cost $178,650)	179,203
Dividends and interest receivable	1,115,874
Gross unrealized appreciation on forward currency contracts	885,754

Total assets	163,988,050

LIABILITIES
Payables for:
Management fees	114,179
Accrued directors’ fees	2,324
Line of credit outstanding	23,350,000
Gross unrealized depreciation on forward currency contracts	1,343,964
Other accrued expenses and payables	137,050

Total liabilities	24,947,517

Net assets	$139,040,533

NET ASSETS
Paid in capital (Note 2(i))	$182,418,212
Distributions in excess of net investment income (Note 2(i))	(5,807,030)
Accumulated net realized loss	(9,480,392)
Net unrealized depreciation on:
Investments	(27,673,056)
Foreign currency and forward currency contracts	(417,201)

Net assets	$139,040,533

Shares of common stock outstanding*	9,605,237
Net assets per share of common stock	$14.48
Market value per share	$12.20

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Operations
For the Six Months Ended June 30, 2009 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $204,780)	$2,359,688
Interest (net of foreign withholding taxes of $2,420)	1,202,268

Total investment income	3,561,956

Expenses:
Management fees (Note 3)	636,343
Professional services	60,207
Custodian fees	54,146
Shareholders’ reports	38,169
Administration fees	33,665
Shareholders’ services	21,243
Shareholders’ meeting	17,331
Directors’ fees and expenses	5,291
Other	30,944

Total gross expenses before interest expense	897,339
Interest expense	105,544

Total expenses	1,002,883

Net investment income	2,559,073

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized loss on:
Investments (net of foreign capital gains taxes of $5,735)	(8,517,736)
Foreign currency and forward currency contracts	(656,960)

Total net realized loss on investments, foreign currency and forward currency contracts	(9,174,696)

Net change in unrealized appreciation on:
Investments	10,621,295
Foreign currency and forward currency contracts	200,141

Total net change in unrealized appreciation on investments, foreign currency and forward currency contracts	10,821,436

Net realized and unrealized gain on investments, foreign currency and forward currency contracts	1,646,740

Net increase in net assets resulting from operations	$4,205,813

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

DECREASE IN NET ASSETS

Operations:
Net investment income	$2,559,073	$6,316,669
Net realized gain (loss) on investments, foreign currency and forward currency contracts	(9,174,696)	3,136,484
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	10,821,436	(89,847,161)

Net increase (decrease) in net assets resulting from operations	4,205,813	(80,394,008)

Distributions to Stockholders:
From net investment income (Note 2(i))	(5,190,862)	(9,896,419)
From net realized gains	—	(3,151,478)
From return of capital (Note 2(i))	—	(657,815)

Net decrease in net assets resulting from distributions	(5,190,862)	(13,705,712)

Total decrease in net assets	(985,049)	(94,099,720)
Net assets at beginning of period	140,025,582	234,125,302

Net assets at end of period*	$139,040,533	$140,025,582

* Includes distributions in excess of net investment income of (Note 2(i))	$(5,807,030)	$(3,175,241)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	9,605,237	9,605,237

Common shares outstanding at end of period	9,605,237	9,605,237

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Statement of Cash Flows
For the Six Months Ended June 30, 2009 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets from operations	$4,205,813
Adjustments to reconcile net increase in net assets from operations to net cash provided in operating activities
Decrease in interest and dividends receivable	262,738
Accretion of bond discount and amortization of bond premium	(263,443)
Decrease in other accrued expenses and payables	(16,067)
Net realized gain on investments and foreign currency transactions	9,174,696
Net change in unrealized depreciation of investments and foreign currency denominated assets and liabilities	(10,821,436)
Purchase of long-term investments	(14,908,929)
Proceeds from disposition of long-term investments	18,951,800
Purchase of short-term investments, net	(316,823)
Effect of exchange rate on cash	(656,960)

Net cash provided in operating activities	5,611,389

Cash flow from financing activities:
Cash distribution paid (Note 2(i))	(5,190,862)
Decrease in line of credit balance	(700,000)

Net cash used in financing activities	(5,890,862)

Net decrease in cash and foreign currency	(279,473)

Cash and foreign currency:
Beginning balance	458,676

Ending balance	$179,203

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(105,150)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Financial Highlights
Selected data for a share of common stock outstanding throughout each period

	Six Months Ended 6/30/09†	Year Ended				For the Period 4/28/04* to 12/31/04

		12/31/08	12/31/07	12/31/06	12/31/05

Net asset value, beginning of period	$14.58	$24.37	$23.77	$21.10	$21.72	$19.06 (a)

Income (loss) from investment operations:
Net investment income	0.27	0.66	0.42	0.40	0.23	0.18
Net realized and unrealized gain (loss)	0.17	(9.02)	1.84	4.61	0.40	3.11

Total from investment operations	0.44	(8.36)	2.26	5.01	0.63	3.29

Less distributions from:
Net investment income (Note 2(i))	(0.54)	(1.03)	(1.15)	(1.12)	(1.25)	(0.63)
Net realized gains	—	(0.33)	(0.51)	(1.22)	—	—
Return of capital (Note 2(i))	—	(0.07)	—	—	—	—

Total distributions	(0.54)	(1.43)	(1.66)	(2.34)	(1.25)	(0.63)

Net asset value, end of period	$14.48	$14.58	$24.37	$23.77	$21.10	$21.72

Market value, end of period	$12.20	$11.83	$23.34	$22.58	$18.56	$19.37

Total Return based upon:
Net asset value (b)	3.51%	(35.33)%	9.74%	24.46%	3.18%	17.67%
Market value (b)	8.48%	(44.43)%	11.35%	35.64%	2.38%	0.26%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$139,041	$140,026	$234,125	$228,274	$202,667	$208,581
Ratios to average net assets:
Net expenses (c)	1.59%	1.83%	1.58%	1.50%	1.63%	1.57%
Gross expenses (c)	1.59%	1.83%	1.58%	1.51%	1.63%	1.57%
Gross expenses excluding interest expense (c)	1.43%	1.45%	1.42%	1.43%	1.51%	1.49%
Net investment income (c)	4.07%	3.26%	1.71%	1.76%	1.12%	1.40%
Portfolio turnover rate	10%	25%	28%	38%	18%	7%

†	Unaudited.

*	Commencement of operations.

(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.

(b)

Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements
June 30, 2009 (unaudited)

1. Organization

Lazard Global Total Return & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contracts. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2009, there were no securities out on loan.

(e) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33 1/3% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1/3% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of the Fund’s Common shares and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in net asset value, or less of an increase in net asset value, than if the Fund were not leveraged. Such results also will tend to have a similar effect on the market price of the Fund’s Common shares. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(g) Structured Investments—The Fund may invest in structured investments, whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The Fund may use these investments to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(h) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

At December 31, 2008, the Fund had no unused realized capital loss carryforwards.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer currency losses of $2,922,626 arising between November 1, 2008 and December 31, 2008.

The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

(i) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to approval and oversight of the Fund’s Board of Directors. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2005, the Investment Manager, on behalf of itself and the Fund, filed an exemptive application with the Securities and Exchange Commission (the “SEC”), amended most recently in July 2009, seeking an order under the Act facilitating the implementation of a dividend policy that may include multiple long-term capital gains distributions (“Managed Dividend Policy”). There is no assurance that exemptive relief will ultimately be granted. If the Investment Manager, on behalf of itself and the Fund, receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, if, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the differences would be distributed from the Fund’s assets and would constitute a return of capital.

Concurrent with the monthly distributions paid in the second quarter, the Fund issued notices pursuant to Section 19(a) of the Act (the “Section 19(a) Notices”) stating that the Fund currently estimates that it has distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(j) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(k) Subsequent Events—Management considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Management has evaluated the subsequent events, through August 28, 2009, the date when the financial statements were available for distribution.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy, consisting of equity securities of companies with market capitalizations of $5 billion or greater domiciled in those countries that comprise the Morgan Stanley Capital International (MSCI®) World® Index. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1/3% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of Directors of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement” in the Fund’s annual report for the year ended December 31, 2008.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage,

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meeting not held in conjunction with a Board meeting. In addition, the Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2009 were $14,737,983 and $18,673,834, respectively.

For the period ended June 30, 2009, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $40 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. Upon the annual renewal of the Agreement, effective April 24, 2009, the amount of the commitment has been decreased to $30 million. The Fund may borrow the lesser of $30 million or

33 1/3% of its Total Leveraged Assets. Interest on borrowings is payable at the Federal Funds rate plus 0.50% from January 1, 2009 to April 23, 2009 and at an Overnight rate or LIBOR rate plus 1.25% from April 24, 2009 to June 30, 2009, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.10% per annum fee from January 1, 2009 to April 23, 2009 and a 0.15% per annum fee from April 24, 2009 to June 30, 2009, on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2009, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

$24,000,829	$26,350,000	1.02%

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

9. Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2009:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2009

Assets:
Common Stocks	$133,728,908	$—	$—	$133,728,908
Foreign Government Obligations
Brazil	—	1,356,329	2,350,610	3,706,939
Ghana	—	—	421,990	421,990
Uganda	—	—	325,171	325,171
Other	—	19,548,429	—	19,548,429
Structured Notes	—	—	2,326,954	2,326,954
Supranationals	—	—	571,005	571,005
Short-Term Investment	—	1,177,823	—	1,177,823
Other Financial Instruments*
Forward Currency Contracts	—	885,754	—	885,754

Total	$133,728,908	$22,968,335	$5,995,730	$162,692,973

Liabilities:
Other Financial Instruments*
Forward Currency Contracts	$—	$(1,343,964)	$—	$(1,343,964)

*	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2009:

Description	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases/ (Sales)	Net Transfers In/(Out) of Level 3	Balance as of June 30, 2009	Net Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2009

Corporate Bonds	$937,154	$(229)	$(778,866)	$730,953	$(889,012)	$—	$—	$—
Foreign Government Obligations	1,631,136	21,865	—	404,311	1,040,459	—	3,097,771	404,311
Structured Notes	6,218,404	1,379	529,798	(196,068)	(4,226,559)	—	2,326,954	141,356
Supranationals	576,033	5,527	—	(10,555)	—	—	571,005	(10,555)

Total	$9,362,727	$28,542	$(249,068)	$928,641	$(4,075,112)	$—	$5,995,730	$535,112

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2009 (unaudited)

10. Derivative Instruments

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. On January 1, 2009, the Fund adopted SFAS 161.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency exposure or to generate potential gain.

The Fund may enter into forward currency contracts for purposes including the facilitation of portfolio transaction settlements involving securities denominated in a foreign currency, to manage an overall foreign currency exposure associated with such portfolio holdings, and as a means to try to achieve additional income and short-term capital gains for the Fund.

During the period ended June 30, 2009, the cost of purchases and the proceeds from sales of forward currency contracts were $223,302,943 and $205,279,364, respectively.

The following tables summarize the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2009 and the effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009.

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$885,754

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,343,964

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on foreign currency and forward currency contracts	$(19,345)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on foreign currency and forward currency contracts	$114,587

11. Accounting Pronouncements

On September 12, 2008, Statement of Financial Accounting Standards No. 133-1, Disclosures about Credit Derivatives and Certain Guarantees (“SFAS 133-1”) was issued and is effective for fiscal years ending after Novem-ber 15, 2008. SFAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each credit derivative (or group of similar credit derivatives) presented in the Statement of Assets and Liabilities. The adoption of SFAS 133-1 had no material impact on the Fund’s financial statements and related disclosures.

On October 10, 2008, FASB issued FASB Staff Position (FSP) 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active (“FSP 157-3”), in response to the deterioration of the credit markets. This FSP provides guidance clarifying how SFAS 157 should be applied when valuing securities in markets that are not active. The guidance provides an illustrative example that applies the objectives and framework of SFAS 157, utilizing management’s internal cash flow and discount rate assumptions when relevant observable data does not exist. It further clarifies how observable market information and market quotes should be considered when measuring fair value in an inactive market. It reaffirms the notion of fair value as an exit price as of the measurement date and that fair value analysis is a transactional process and should not be broadly applied to a group of assets. FSP 157-3 is effective upon issuance including prior periods for which financial statements have not been issued. FSP 157-3 did not have a material effect on the fair value of the Fund’s assets.

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of

Lazard Global Total Return & Income Fund, Inc.
Notes to Financial Statements (concluded)
June 30, 2009 (unaudited)

Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund’s financial statements. The disclosures required by FSP 157-4 are included in Note 9 of the financial statements.

In May 2009, FASB issued SFAS No. 165, Subsequent Events (“SFAS 165”), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of June 30, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 2(k).

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

Lazard Global Total Return & Income Fund, Inc.
Proxy Voting Results
(unaudited)

The Annual Meeting of Stockholders was held on April 29, 2009, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•

three Class I Directors (Charles Carroll, Leon M. Pollack and Robert M. Solmson), each to serve for a three-year term expiring at the 2012 Annual Meeting and until his successor is duly elected and qualified.

Director	For	Withhold Authority

Charles Carroll	8,164,135	584,393
Leon M. Pollack	8,207,897	540,632
Robert M. Solmson	8,211,925	536,604

Lazard Global Total Return & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the

Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held (2)

Board of Directors:

Class I — Directors with Term Expiring in 2012
Independent Directors:

Leon M. Pollack (68)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Robert M. Solmson (61)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Director(3):

Charles Carroll (48)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Class II — Directors with Term Expiring in 2010
Independent Directors:

Kenneth S. Davidson (64)	Director (February 2004)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridge-hampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director (February 2007)

Former Vice President, Trust Investments, American Beacon Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA-CREF Funds (26 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-I

Lester Z. Lieberman (79)	Director (February 2004)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Class III — Directors with Term Expiring in 2011
Independent Director:

Richard Reiss, Jr. (65)	Director (February 2004)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Interested Director(3):

Ashish Bhutani (49)	Director (July 2005)	Chief Executive Officer of the Investment Manager

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 18 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

Lazard Global Total Return & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (36)	Vice President and Secretary (February 2004)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (50)	Treasurer (February 2004)	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer (January 2009) and Assistant Secretary (February 2004)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (34)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (34)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return & Income Fund, Inc.
Other Information
(unaudited)

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that as of May 19, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosures in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Lazard Global Total Return & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Common Stock of Lazard Global Total Return & Income Fund, Inc.

Lazard Asset Management LLC

30 Rockefeller Plaza
New York, NY 10112-6300

www.LazardNet.com

ITEM 2.      CODE OF ETHICS.

Not applicable.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6.      INVESTMENTS.

     Not applicable.

ITEM 7.      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9.      PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11.      CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.      EXHIBITS.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2009

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 8, 2009